UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2018
Date of report (Date of earliest event reported)
_____________________

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-33493	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

65 Market Street, Suite 1207, Jasmine Court, Camana Bay, P.O. Box 31110 Grand Cayman, Cayman Islands (Address of principal executive offices)		KY1-1205 (Zip code)

(345) 943-4573
(Registrants’ telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Chief Operating Officer
On July 19, 2018, Michael Belfatti resigned as the Chief Operating Officer of Greenlight Capital Re, Ltd. (the “Company”) and Greenlight Reinsurance, Ltd. (together with the Company, the “Employers”), each effective as of September 1, 2018 (the “Effective Date”).
Mr. Belfatti’s Deed of Settlement and Release
In connection with his resignation, Mr. Belfatti entered into a Deed of Settlement and Release with the Employers, dated July 19, 2018 (the “Release Agreement”). Pursuant to the Release Agreement, Mr. Belfatti has agreed to waive any and all claims he may have against the Employers. Upon entering into the Release Agreement, Mr. Belfatti will receive termination payments equal to $800,000 in the aggregate, payable over a period of approximately 18 months. Mr. Belfatti remains bound by the restrictive covenants in his current employment agreement with the Employers, and pursuant to restrictive covenants in the Release Agreement, agrees (among other things) not to solicit any business related to the business of the Employers or to solicit their customers, clients or employees for 12 months following his resignation.
The foregoing summary is qualified in its entirety by reference to the Release Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.
Item 8.01. Other Events.
On July 20, 2018, the Company issued a press release relating to Mr. Belfatti’s resignation, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01        Financial Statements and Exhibits.

(d)     Exhibits

Exhibit
Number	Description of Exhibit

99.1	Announcement press release, “Greenlight Capital Re, Ltd. Announces Departure of Chief Operating Officer,” dated July 20, 2018
10.1	Deed of Settlement and Release, dated July 19, 2018, among Michael Belfatti, Greenlight Capital Re, Ltd. and Greenlight Reinsurance, Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD. (Registrant)

By:	/s/ Tim Courtis
Name:	Tim Courtis
Title:	Chief Financial Officer
Date:	July 20, 2018